LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED SEPTEMBER 1, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED JUNE 30, 2021 OF

WESTERN ASSET SMASh SERIES M FUND (THE “FUND”)

1a.	Effective September 1, 2021, the following is added to the section titled “Investment Professionals-Other Accounts Managed by the Investment Professionals” in the Fund’s SAI:

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)
Ion G. Dan*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	2	2.5	None	None
	Other Accounts	5	3.3	2	0.9

*	The information is as of July 31, 2021 and does not reflect additional accounts (including the Fund) for which the investment professional joined the portfolio management team effective September 1, 2021.

1b.	Effective September 1, 2021, the following is added to the section titled “Investment Professionals- Investment Professional Securities Ownership” in the Fund’s SAI:

Investment Professional	Dollar Range of Ownership of Securities ($)
Ion G. Dan*	None

*	The information is as of July 31, 2021.

Please retain this supplement for future reference.

WASX654820